UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05445

Name of Registrant:	Vanguard Fenway Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2019—September 30, 2020

Item 1: Reports to Shareholders

Annual Report | September 30, 2020

Vanguard Equity Income Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

Your Fund’s Performance at a Glance	1

Advisors’ Report	2

About Your Fund’s Expenses	6

Performance Summary	8

Financial Statements	10

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance

•    For the 12 months ended September 30, Vanguard Equity Income Fund returned –2.87% for Investor Shares and –2.77% for Admiral Shares. The fund fared better than its benchmark (–5.52%). The broad U.S. stock market, as measured by the Russell 3000 Index, returned 15.00%.

•    After a sharp, pandemic-related decline earlier in 2020, global stocks began a rebound in March that continued into the third quarter. Massive fiscal and monetary support from governments and central banks, signs of economic healing, and reported progress toward a COVID-19 vaccine all buoyed the markets until September, when investor sentiment soured a little.

•    The fund’s two advisors focus on investing in large-capitalization value companies with higher yields, and they emphasize dividends. That focus hurt the fund’s performance compared to the broader market, as value stocks generally trailed their growth counterparts.

•    By sector, financials and consumer discretionary contributed most to relative returns. Materials, consumer staples, and utilities were the biggest detractors.

Market Barometer

	Average Annual Total Returns
	Periods Ended September 30, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	16.01%	12.38%	14.09%
Russell 2000 Index (Small-caps)	0.39	1.77	8.00
Russell 3000 Index (Broad U.S. market)	15.00	11.65	13.69
FTSE All-World ex US Index (International)	3.55	1.50	6.49

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	6.98%	5.24%	4.18%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	4.09	4.28	3.84
FTSE Three-Month U.S. Treasury Bill Index	1.02	1.65	1.15

CPI
Consumer Price Index	1.37%	1.79%	1.81%

Advisors’ Report

For the fiscal year ended September 30, 2020, Vanguard Equity Income Fund returned –2.87% for Investor Shares and –2.77% for Admiral Shares, surpassing its benchmark, which returned –5.52%. Your fund is managed by Wellington Management Company and Vanguard Quantitative Equity Group. The use of two investment advisors provides exposure to distinct yet complementary investment approaches, enhancing the diversification of your fund. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The table below presents the percentage and amount of the fund’s assets that each advisor manages, as well as brief descriptions of their investment strategies. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how their portfolio positioning reflects this assessment. These comments were prepared on October 19, 2020.

Vanguard Equity Income Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management Company LLP	65	22,804	A fundamental approach to seeking desirable stocks. Our selections typically offer above-average dividend yields, below-average valuations, and the potential for dividend increases in the future.
Vanguard Quantitative Equity Group	34	12,108	Employs a quantitative fundamental management approach, using models that assess valuation, growth prospects, management decisions, market sentiment, and earnings and balance-sheet quality of companies as compared with their peers.
Cash Investments	1	386	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

Wellington Management Company llp

Portfolio Manager:

W. Michael Reckmeyer, III, CFA,

Senior Managing Director

and Equity Portfolio Manager

At the start of 2020, measures to stem the spread of the coronavirus inflicted unprecedented damage on the U.S. economy, driving a clear dispersion between mega-capitalization tech companies and stay-at-home beneficiaries versus the rest of the economy. Investors focused their attention on solvency risk and financial leverage, as many companies saw record declines in revenue. Economic data from April and May illustrated the severe impact of the pandemic, with many indicators plummeting to their lowest levels on record. Tensions between the U.S. and China reignited in May; China was widely criticized for its plans to impose a national security law on Hong Kong and was blamed for mishandling the COVID-19 outbreak.

U.S. equities extended their extraordinary recovery rally during the third quarter, with markets supported by substantial monetary support from the Federal Reserve, a broadening U.S. economic recovery, better-than-expected corporate earnings, and promising trials for COVID-19 vaccines. The U.S. economy gradually recovered during the quarter. However, the path to a sustainable economic recovery was clouded by concerns about a resurgence in COVID-19 infections in many areas of the country, an undetermined timeline for vaccines, high unemployment, elevated debt burdens, and uncertainty about additional fiscal stimulus.

In September, the S&P 500 Index declined for the first time in five months. Shares of large-cap technology companies, which had been key drivers of the market’s powerful rally from its March lows, fell sharply early in the month amid concerns about crowded positioning and stretched valuations.

During the 12-month period, our portion of the fund benefited from strong security selection in the financial, real estate, energy, and communication services sectors. This was partially offset by selection within utilities, information technology, and materials.

At the individual stock level, a lack of benchmark constituent Wells Fargo contributed most to relative performance as the stock fell more than 51% over the period. Our decision to eliminate our position in Exxon Mobil and our out-of-benchmark position in Crown Castle also contributed. The largest relative detractors were our out-of-benchmark position in Suncor Energy, and not holding benchmark constituents QUALCOMM and Amgen. Shares of Suncor fell 60%, while QUALCOMM and Amgen delivered strong performance.

At the end of the period, our portion of the fund was most overweight industrials, health care, and real estate. We notably increased our active weight in consumer discretionary, going from the largest underweight position at the beginning of the period to a slight overweight by the end. This was in large part the result of our increased exposure to consumer-packaged goods companies such as Kellogg, Mondelez, and Coca-Cola.

As always, we remain focused on finding investment opportunities in quality dividend-paying companies with attractive total-return potential at discounted valuations.

Vanguard Quantitative Equity Group

Portfolio Managers:

James P. Stetler

Binbin Guo, Principal, Head of Alpha Equity Investments

Investment environment

After a sharp, pandemic-related decline earlier in 2020, global stocks began a rebound in March that continued into the third quarter. Massive fiscal and monetary support from governments and central banks, signs of economic healing, and reported progress toward a COVID-19 vaccine all buoyed the markets. Investor sentiment soured and volatility returned in September, though, amid stretched valuations in the technology sector, a resurgence in coronavirus infections in some regions, and dimmer chances of a new government aid package in the United States.

In the United States, where the fund concentrates its holdings, large-capitalization stocks outpaced mid- and small-caps, and growth stocks again returned more than value stocks.

In the global bond market, the pandemic led to a wave of issuance, which drove up supply, but demand held up fairly well. Yields ended the quarter little changed.

Investment objective and strategy

Our approach to investing focuses on fundamentals. We use a strict quantitative approach to evaluate a stock’s attractiveness based on five characteristics: high quality— healthy balance sheets and steady cash-flow generation; management decisions—sound investment policies that favor internal over external funding; consistent earnings growth—the ability to grow earnings year after year; strong market sentiment— market confirmation of our view; and reasonable valuation—we strive to avoid overpriced stocks.

Using these five themes, we generate a daily composite stock ranking as we seek to capitalize on market inefficiencies. We then monitor our portfolio based on those rankings and adjust when appropriate to maximize expected returns while minimizing exposure to risks that our research indicates don’t improve returns (such as industry selection and other risks relative to our benchmark).

Our successes and shortfalls

Five of the 11 industry sectors in the portfolio added to relative performance. Information technology, energy, and financials were the top contributors. Consumer discretionary, industrials, and utilities were the biggest detractors.

At the individual holding level, the portfolio benefited from underweights to energy stocks Occidental Petroleum and Exxon Mobil as well as financials company American International Group. Overweighting PACCAR and Cummins in industrials also helped results. The greatest shortfalls came from our overweight positions in consumer-oriented companies Coty and Carnival. Our underweights to Amgen in health care, BlackRock in financials, and Broadcom in information technology also detracted.

Although we recognize that risk can reward or punish us over the near term, we believe that constructing a portfolio that emphasizes our key fundamentals through different market environments will benefit investors over the long term.

We thank you for your investment and look forward to the coming fiscal year.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•   Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

•   Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2020

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Income Fund	3/31/2020	9/30/2020	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,183.92	$1.53
Admiral™ Shares	1,000.00	1,184.69	1.04
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.60	$1.42
Admiral Shares	1,000.00	1,024.05	0.96

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.28% for Investor Shares and 0.19% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/366).

Equity Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2010, Through September 30, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2020
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Equity Income Fund Investor Shares	-2.87%	9.35%	11.29%	$29,148
FTSE High Dividend Yield Index	-5.52	8.74	11.08	28,593
Dow Jones U.S. Total Stock Market Float Adjusted Index	14.77	13.60	13.43	35,263

	One	Five	Ten	Final Value of a $50,000
	Year	Years	Years	Investment
Equity Income Fund Admiral Shares	-2.77%	9.45%	11.39%	$147,057
FTSE High Dividend Yield Index	-5.52	8.74	11.08	142,966
Dow Jones U.S. Total Stock Market Float Adjusted Index	14.77	13.60	13.43	176,315

See Financial Highlights for dividend and capital gains information.

Equity Income Fund

Fund Allocation

As of September 30, 2020

Communication Services	6.3%
Consumer Discretionary	4.8
Consumer Staples	14.6
Energy	4.0
Financials	17.3
Health Care	18.0
Industrials	11.2
Information Technology	11.3
Materials	3.0
Real Estate	1.3
Utilities	8.2

The table reflects the fund's investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Equity Income Fund

Financial Statements

Schedule of Investments

As of September 30, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market
		Value•
	Shares	($000)
Common Stocks (98.6%)
Communication Services (6.2%)
Verizon Communications Inc.	15,834,300	941,983
Comcast Corp. Class A	19,937,913	922,328
AT&T Inc.	6,631,862	189,074
CenturyLink Inc.	7,462,633	75,298
Omnicom Group Inc.	1,072,297	53,079
Interpublic Group of Cos. Inc.	1,128,616	18,814
		2,200,576

Consumer Discretionary (4.7%)
McDonald’s Corp.	2,416,832	530,471
VF Corp.	3,546,965	249,174
Lowe’s Cos. Inc.	1,501,325	249,010
Home Depot Inc.	607,019	168,575
Target Corp.	614,764	96,776
Whirlpool Corp.	496,894	91,374
Best Buy Co. Inc.	803,084	89,375
Cie Generale des Etablissements Michelin SCA	807,327	86,665
H&R Block Inc.	2,374,766	38,685
Newell Brands Inc.	1,726,968	29,635
Hanesbrands Inc.	1,188,740	18,723
Big Lots Inc.	149,421	6,664
		1,655,127
Consumer Staples (14.4%)
Procter & Gamble Co.	8,231,812	1,144,140
Coca-Cola Co.	12,110,015	597,871
Philip Morris International Inc.	7,740,390	580,452
PepsiCo Inc.	3,754,527	520,377
Mondelez International Inc. Class A	7,535,288	432,902
Archer-Daniels-Midland Co.	6,698,418	311,409
Walmart Inc.	2,170,107	303,620
Kellogg Co.	4,153,345	268,265
Unilever NV	4,047,378	244,462
Altria Group Inc.	3,786,496	146,310
General Mills Inc.	1,694,608	104,523
Kimberly-Clark Corp.	693,596	102,416
Campbell Soup Co.	1,561,914	75,550
Conagra Brands Inc.	1,784,587	63,728
Clorox Co.	281,575	59,179
Kraft Heinz Co.	1,971,408	59,044
Coca-Cola European Partners plc	795,250	30,864
Bunge Ltd.	437,446	19,991
J M Smucker Co.	157,638	18,210
Colgate-Palmolive Co.	95,528	7,370
		5,090,683
Energy (3.9%)
Phillips 66	4,657,694	241,455
^ TC Energy Corp.	5,735,596	240,787
Chevron Corp.	3,273,545	235,695
ConocoPhillips	6,032,215	198,098
Kinder Morgan Inc.	12,951,544	159,692
Exxon Mobil Corp.	3,628,505	124,567
Williams Cos. Inc.	3,277,895	64,411
Schlumberger Ltd.	2,246,656	34,958
Halliburton Co.	2,531,793	30,508
Valero Energy Corp.	516,814	22,388
Murphy Oil Corp.	2,015,023	17,974
Devon Energy Corp.	1,429,565	13,524
		1,384,057
Financials (17.0%)
JPMorgan Chase & Co.	11,376,319	1,095,198
Progressive Corp.	6,851,724	648,653
Bank of America Corp.	25,989,866	626,096
BlackRock Inc.	846,604	477,104
MetLife Inc.	12,128,708	450,824
Chubb Ltd.	3,199,081	371,477
Truist Financial Corp.	7,417,442	282,234
PNC Financial Services Group Inc.	2,263,207	248,749
Blackstone Group LP Class A	4,136,787	215,940
Citigroup Inc.	3,947,471	170,175
Morgan Stanley	3,396,780	164,234

Equity Income Fund
		Market
		Value•
	Shares	($000)
Wells Fargo & Co.	6,504,580	152,923
Travelers Cos. Inc.	1,011,103	109,391
M&T Bank Corp.	877,056	80,768
Fifth Third Bancorp	3,474,653	74,080
Regions Financial Corp.	5,966,705	68,796
Citizens Financial Group Inc.	2,544,468	64,324
Equitable Holdings Inc.	3,396,808	61,958
Aflac Inc.	1,679,423	61,047
US Bancorp	1,640,830	58,824
First American Financial Corp.	1,075,109	54,734
LPL Financial Holdings Inc.	696,577	53,407
Prudential Financial Inc.	774,376	49,188
Unum Group	2,867,646	48,263
Virtu Financial Inc. Class A	1,736,366	39,954
CME Group Inc.	225,077	37,658
Synchrony Financial	1,385,999	36,272
KeyCorp	2,290,482	27,325
Huntington Bancshares Inc.	2,647,008	24,273
Jefferies Financial Group Inc.	1,340,409	24,127
T. Rowe Price Group Inc.	186,253	23,881
Cullen/Frost Bankers Inc.	319,063	20,404
Bank of New York Mellon Corp.	573,569	19,696
PacWest Bancorp	900,114	15,374
Cincinnati Financial Corp.	153,117	11,939
First Horizon National Corp.	1,217,548	11,481
MGIC Investment Corp.	1,048,139	9,287
Prosperity Bancshares Inc.	146,367	7,586
Comerica Inc.	157,980	6,043
People’s United Financial Inc.	481,799	4,967
		6,008,654
Health Care (17.8%)
Johnson & Johnson	10,856,638	1,616,336
Pfizer Inc.	25,106,895	921,423
Merck & Co. Inc.	8,831,756	732,594
Medtronic plc	4,853,498	504,376
UnitedHealth Group Inc.	1,500,328	467,757
Eli Lilly and Co.	2,969,820	439,593
AstraZeneca plc ADR	4,876,546	267,235
CVS Health Corp.	4,516,661	263,773
Roche Holding AG	728,283	249,466
Novartis AG	2,581,231	224,114
AbbVie Inc.	2,100,210	183,957
Amgen Inc.	443,366	112,686
Gilead Sciences Inc.	1,670,858	105,582
Bristol-Myers Squibb Co.	1,730,909	104,356
Cardinal Health Inc.	1,532,679	71,959
		6,265,207
Industrials (11.0%)
Lockheed Martin Corp.	1,330,377	509,907
Deere & Co.	2,007,902	445,011
Union Pacific Corp.	2,094,465	412,337
Eaton Corp. plc	3,404,124	347,323
General Dynamics Corp.	2,104,096	291,270
Caterpillar Inc.	1,935,479	288,677
Raytheon Technologies Corp.	4,480,977	257,835
Honeywell International Inc.	1,561,551	257,047
Trane Technologies plc	2,003,528	242,928
United Parcel Service Inc. Class B	682,218	113,678
Johnson Controls International plc	2,569,687	104,972
Cummins Inc.	485,949	102,613
Illinois Tool Works Inc.	521,605	100,779
Fastenal Co.	2,035,745	91,792
CH Robinson Worldwide Inc.	771,067	78,795
3M Co.	460,964	73,837
Nielsen Holdings plc	3,485,570	49,425
Watsco Inc.	194,164	45,219
MSC Industrial Direct Co. Inc. Class A	462,998	29,299
General Electric Co.	4,314,703	26,881
GATX Corp.	282,574	18,014
Hubbell Inc. Class B	70,468	9,643
		3,897,282
Information Technology (11.2%)
Cisco Systems Inc.	20,824,124	820,262
Intel Corp.	13,710,405	709,925
Corning Inc.	12,061,227	390,904
TE Connectivity Ltd.	3,355,385	327,955
Automatic Data Processing Inc.	1,969,143	274,676
KLA Corp.	1,277,138	247,433
QUALCOMM Inc.	1,957,575	230,367
Texas Instruments Inc.	1,593,578	227,547
Analog Devices Inc.	1,753,438	204,696
International Business Machines Corp.	1,432,307	174,269
HP Inc.	5,332,849	101,271
Broadcom Inc.	277,397	101,061
Seagate Technology plc	1,654,044	81,495
Western Union Co.	1,954,396	41,883
		3,933,744

Equity Income Fund
		Market
		Value•
	Shares	($000)
Materials (3.0%)
Celanese Corp. Class A	2,447,444	262,978
PPG Industries Inc.	2,149,027	262,353
Linde plc	415,731	98,998
International Paper Co.	2,073,500	84,060
Corteva Inc.	2,579,729	74,322
Dow Inc.	908,779	42,758
Reliance Steel & Aluminum Co.	400,422	40,859
Air Products & Chemicals Inc.	121,472	36,182
DuPont de Nemours Inc.	538,525	29,877
Huntsman Corp.	1,320,123	29,320
Scotts Miracle-Gro Co.	187,447	28,662
CF Industries Holdings Inc.	812,959	24,966
Greif Inc. Class A	460,187	16,663
Packaging Corp. of America	127,529	13,907
Westrock Co.	315,388	10,957
		1,056,862
Real Estate (1.3%)
Crown Castle International Corp.	2,679,713	446,172

Utilities (8.1%)
Dominion Energy Inc.	5,711,319	450,794
Sempra Energy	3,535,364	418,446
Exelon Corp.	9,870,535	352,970
Duke Energy Corp.	3,432,119	303,949
American Electric Power Co. Inc.	3,069,473	250,868
Eversource Energy	1,741,950	145,540
Southern Co.	2,475,635	134,229
NextEra Energy Inc.	429,303	119,157
FirstEnergy Corp.	3,882,766	111,474
AES Corp.	5,123,707	92,790
UGI Corp.	2,614,026	86,211
Entergy Corp.	639,834	63,043
WEC Energy Group Inc.	622,378	60,308
PPL Corp.	2,174,718	59,174
PNM Resources Inc.	1,291,701	53,386
Evergy Inc.	917,504	46,628
Ameren Corp.	555,728	43,947
IDACORP Inc.	366,477	29,282
CenterPoint Energy Inc.	1,215,358	23,517
Public Service Enterprise Group Inc.	379,986	20,865
Pinnacle West Capital Corp.	84,392	6,291
		2,872,869
Total Common Stocks (Cost $28,974,746)		34,811,233

Temporary Cash Investments (2.2%)
Money Market Fund (1.6%)
[1,2] Vanguard Market Liquidity Fund, 0.117%	5,743,647	574,365

	Face
	Amount
	($000)
Repurchase Agreements (0.5%)
Goldman Sachs & Co. 0.07%, 10/1/20 (Dated 9/30/20, Repurchased Value $41,200,000, collateralized by Federal Home Loan Mortgage Corp. 4.000%–6.000%, 3/1/34–3/1/50, Federal National Mortgage Assn. 2.500%–5.500%, 1/1/23–1/1/49, and Government National Mortgage Assn. 4.500%, 8/20/49, with a value of $42,024,000)	41,200	41,200
Nomura International plc 0.06%, 10/1/20 (Dated 9/30/20, Repurchased Value $39,200,000, collateralized by U.S. Treasury Note 1.750%–2.875%, 11/15/20–10/31/23, with a value of $39,984,000)	39,200	39,200
RBS Securities, Inc. 0.06%, 10/1/20 (Dated 9/30/20, Repurchased Value $35,300,000, collateralized by U.S. Treasury Note, 0.125%, 7/15/22, with a value of $36,006,000)	35,300	35,300

Equity Income Fund
	Face	Market
	Amount	Value•
	($000)	($000)
Society Generale 0.06%, 10/1/20 (Dated 9/30/20, Repurchased Value $38,700,000, collateralized by U.S. Treasury Note/Bill/Bond 0.000%–7.500%, 10/15/20–5/31/25, Government National Mortgage Assn. 2.000%–3.250%, 12/20/26–9/20/50, Federal National Mortgage Assn. 2.500%–4.500%, 12/1/47–6/1/50, and Federal Home Loan Mortgage Corp. 3.698%–4.500%, 2/1/26–5/1/49, with a value of $39,474,000)	38,700	38,700
		154,400
U.S. Government and Agency Obligations (0.1%)
[3] United States Cash Management Bill, 0.146%, 12/15/20	4,200	4,199
United States Treasury Bill, 0.095%, 1/28/21	35,800	35,788
		39,987
Total Temporary Cash Investments (Cost $768,523)		768,752
Total Investments (100.8%) (Cost $29,743,269)		35,579,985
Other Assets and Liabilities—Net (-0.8%)		(281,743)
Net Assets (100%)		35,298,242

Cost is in $000.

•	See Note A in Notes to Financial Statements.
^	Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $125,943,000.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2	Collateral of $138,000,000 was received for securities on loan.
3	Securities with a value of $4,199,000 have been segregated as initial margin for open futures contracts.

ADR—American Depositary Receipt.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2020	2,511	420,844	3,459

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Statement of Assets and Liabilities

As of September 30, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $29,169,134)	35,005,620
Affiliated Issuers (Cost $574,135)	574,365
Total Investments in Securities	35,579,985
Investment in Vanguard	1,479
Cash Collateral Pledged—Futures Contracts	31,534
Receivables for Investment Securities Sold	25,471
Receivables for Accrued Income	65,338
Receivables for Capital Shares Issued	34,701
Variation Margin Receivable—Futures Contracts	2,758
Total Assets	35,741,266
Liabilities
Due to Custodian	30,606
Payables for Investment Securities Purchased	162,080
Collateral for Securities on Loan	138,000
Payables to Investment Advisor	7,926
Payables for Capital Shares Redeemed	102,507
Payables to Vanguard	1,905
Total Liabilities	443,024
Net Assets	35,298,242

At September 30, 2020, net assets consisted of:

Paid-in Capital	29,512,734
Total Distributable Earnings (Loss)	5,785,508
Net Assets	35,298,242

Investor Shares—Net Assets
Applicable to 132,792,251 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	4,482,086
Net Asset Value Per Share—Investor Shares	$33.75

Admiral Shares—Net Assets
Applicable to 435,683,297 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	30,816,156
Net Asset Value Per Share—Admiral Shares	$70.73

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Statement of Operations

Year Ended
September 30, 2020
($000)
Investment Income
Income
Dividends[1]	1,118,653
Interest[2]	9,054
Securities Lending—Net	423
Total Income	1,128,130
Expenses
Investment Advisory Fees—Note B
Basic Fee	28,974
Performance Adjustment	4,658
The Vanguard Group—Note C
Management and Administrative—Investor Shares	8,502
Management and Administrative—Admiral Shares	25,934
Marketing and Distribution—Investor Shares	565
Marketing and Distribution—Admiral Shares	2,096
Custodian Fees	206
Auditing Fees	24
Shareholders’ Reports—Investor Shares	116
Shareholders’ Reports—Admiral Shares	346
Trustees’ Fees and Expenses	50
Total Expenses	71,471
Net Investment Income	1,056,659
Realized Net Gain (Loss)
Investment Securities Sold[2]	(60,132)
Futures Contracts	69,768
Foreign Currencies	206
Realized Net Gain (Loss)	9,842
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(2,288,745)
Futures Contracts	10,105
Foreign Currencies	912
Change in Unrealized Appreciation (Depreciation)	(2,277,728)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,211,227)

1	Dividends are net of foreign withholding taxes of $8,231,000.

2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $6,622,000, $476,000, and $158,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,056,659	983,212
Realized Net Gain (Loss)	9,842	617,690
Change in Unrealized Appreciation (Depreciation)	(2,277,728)	605,893
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,211,227)	2,206,795
Distributions[1]
Investor Shares	(244,854)	(512,409)
Admiral Shares	(1,510,435)	(2,628,434)
Total Distributions	(1,755,289)	(3,140,843)
Capital Share Transactions
Investor Shares	(565,450)	(80,311)
Admiral Shares	2,380,683	4,088,282
Net Increase (Decrease) from Capital Share Transactions	1,815,233	4,007,971
Total Increase (Decrease)	(1,151,283)	3,073,923
Net Assets
Beginning of Period	36,449,525	33,375,602
End of Period	35,298,242	36,449,525

1 Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$36.51	$37.98	$35.64	$31.69	$28.78
Investment Operations
Net Investment Income	1.000[1]	1.002[1]	.965[1]	.908[1]	.909
Net Realized and Unrealized Gain (Loss) on Investments	(2.067)	.972	2.764	4.292	3.912
Total from Investment Operations	(1.067)	1.974	3.729	5.200	4.821
Distributions
Dividends from Net Investment Income	(1.034)	(.997)	(.943)	(.912)	(.895)
Distributions from Realized Capital Gains	(.659)	(2.447)	(.446)	(.338)	(1.016)
Total Distributions	(1.693)	(3.444)	(1.389)	(1.250)	(1.911)
Net Asset Value, End of Period	$33.75	$36.51	$37.98	$35.64	$31.69

Total Return[2]	-2.87%	6.43%	10.58%	16.68%	17.21%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,482	$5,478	$5,751	$6,002	$5,487
Ratio of Total Expenses to Average Net Assets[3]	0.28%	0.27%	0.27%	0.26%	0.26%
Ratio of Net Investment Income to Average Net Assets	2.89%	2.84%	2.60%	2.70%	3.00%
Portfolio Turnover Rate	35%	32%	37%	28%	26%

1	Calculated based on average shares outstanding.

2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3	Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, (0.00%), (0.01%), and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$76.52	$79.61	$74.69	$66.43	$60.31
Investment Operations
Net Investment Income	2.159[1]	2.167[1]	2.099[1]	1.968[1]	1.963
Net Realized and Unrealized Gain (Loss) on Investments	(4.331)	2.028	5.806	8.977	8.219
Total from Investment Operations	(2.172)	4.195	7.905	10.945	10.182
Distributions
Dividends from Net Investment Income	(2.236)	(2.156)	(2.048)	(1.977)	(1.932)
Distributions from Realized Capital Gains	(1.382)	(5.129)	(.937)	(.708)	(2.130)
Total Distributions	(3.618)	(7.285)	(2.985)	(2.685)	(4.062)
Net Asset Value, End of Period	$70.73	$76.52	$79.61	$74.69	$66.43

Total Return[2]	-2.77%	6.51%	10.70%	16.75%	17.35%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$30,816	$30,972	$27,625	$23,373	$18,115
Ratio of Total Expenses to Average Net Assets[3]	0.19%	0.18%	0.18%	0.17%	0.17%
Ratio of Net Investment Income to Average Net Assets	2.98%	2.93%	2.69%	2.79%	3.09%
Portfolio Turnover Rate	35%	32%	37%	28%	26%

1	Calculated based on average shares outstanding.

2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3	Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, (0.00%), (0.01%), and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

Equity Income Fund

Notes to Financial Statements

Vanguard Equity Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares, and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The

Equity Income Fund

clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended September 30, 2020, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While

Equity Income Fund

collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

8. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended September 30, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Equity Income Fund

Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Manager Company LLP provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee is subject to quarterly adjustments based on performance relative to the FTSE High Dividend Yield Index for the preceding three years.

Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $2,189,000 for the year ended September 30, 2020.

For the year ended September 30, 2020, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.08% of the fund’s average net assets, before an increase of $4,658,000 (0.01%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2020, the fund had contributed to Vanguard capital in the amount of $1,479,000, representing less than 0.01% of the fund’s net assets and 0.59% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

Equity Income Fund

The following table summarizes the market value of the fund’s investments and derivatives as of September 30, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
	($000)	($000)	($000)	($000)
Investments
Assets
Common Stocks	34,250,988	560,245	—	34,811,233
Temporary Cash Investments	574,365	194,387	—	768,752
Total	34,825,353	754,632	—	35,579,985
Derivative Financial Instruments
Assets
Futures Contracts[1]	2,758	—	—	2,758

1 Represents variation margin on the last day of the reporting period.

E. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions were reclassified between the individual components of total distributable earnings (loss).

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; the inclusion of payables for distributions; and the deferral of qualified late-year losses. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	15,219
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	—
Qualified Late-Year Losses	(60,837)
Net Unrealized Gains (Losses)	5,831,126

Equity Income Fund

The tax character of distributions paid was as follows:

	Year Ended September 30,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	1,097,069	973,278
Long-Term Capital Gains	658,220	2,167,565
Total	1,755,289	3,140,843

* Includes short-term capital gains, if any.

As of September 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	29,749,687
Gross Unrealized Appreciation	7,962,685
Gross Unrealized Depreciation	(2,132,387)
Net Unrealized Appreciation (Depreciation)	5,830,298

F. During the year ended September 30, 2020, the fund purchased $13,811,276,000 of investment securities and sold $12,149,373,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

			Year Ended September 30,
		2020		2019
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	748,125	21,799	759,175	21,574
Issued in Lieu of Cash Distributions	224,894	6,622	470,885	14,402
Redeemed	(1,538,469)	(45,669)	(1,310,371)	(37,346)
Net Increase (Decrease)—Investor Shares	(565,450)	(17,248)	(80,311)	(1,370)
Admiral Shares
Issued	7,839,439	109,634	6,255,827	85,222
Issued in Lieu of Cash Distributions	1,305,973	18,414	2,281,462	33,225
Redeemed	(6,764,729)	(97,111)	(4,449,007)	(60,721)
Net Increase (Decrease)—Admiral Shares	2,380,683	30,937	4,088,282	57,726

H. Management has determined that no events or transactions occurred subsequent to September 30, 2020, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Fenway Funds and Shareholders of Vanguard Equity Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Equity Income Fund (one of the funds constituting Vanguard Fenway Funds, referred to hereafter as the “Fund”) as of September 30, 2020, the related statement of operations for the year ended September 30, 2020, the statement of changes in net assets for each of the two years in the period ended September 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2020 and the financial highlights for each of the five years in the period ended September 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 17, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2020 tax information (unaudited) for Vanguard Equity Income Fund

This information for the fiscal year ended September 30, 2020, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $658,220,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $1,097,058,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 95.8% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 213 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018– present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory

1	Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020–present), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of the individual life and disability division of Guardian Life. Member of the board of the American Council of Life Insurers and the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

John Galloway

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	James M. Norris
Mortimer J. Buckley	Thomas M. Rampulla
Gregory Davis	Karin A. Risi
John James	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac	Lauren Valente

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2020, Bloomberg. All rights reserved.

CFA® is a registered trademark owned by CFA Institute.

© 2020 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q650 112020

Annual Report | September 30, 2020

Vanguard PRIMECAP Core Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

Your Fund’s Performance at a Glance	1

Advisor’s Report	2

About Your Fund’s Expenses	6

Performance Summary	8

Financial Statements	10

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance

•    Vanguard PRIMECAP Core Fund returned 7.02% for the 12 months ended September 30, 2020, underperforming its benchmark, the MSCI US Prime Market 750 Index.

•    Stock market indexes across the globe hit record highs in February, then fell sharply as COVID-19 spread beyond China, leading many countries to close nonessential businesses, impose lockdowns, and restrict travel. Massive fiscal and monetary support from governments and central banks, signs of economic healing, and reported progress toward a vaccine all buoyed the markets until September, when investor sentiment began to fade.

•    Growth stocks outperformed their value counterparts, and large-capitalization stocks outdistanced mid- and small-caps for the 12 months.

•    In the bond markets, volatility rose and liquidity fell in March as the pandemic spread. By the end of the period, however, yields were significantly lower and prices were higher.

•    Relative to the benchmark, stock selection in the information technology, consumer discretionary, and industrial sectors hurt results most. The advisor’s underweight allocation to the poorly performing energy sector helped relative results.

Market Barometer

	Average Annual Total Returns
	Periods Ended September 30, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	16.01%	12.38%	14.09%
Russell 2000 Index (Small-caps)	0.39	1.77	8.00
Russell 3000 Index (Broad U.S. market)	15.00	11.65	13.69
FTSE All-World ex US Index (International)	3.55	1.50	6.49

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	6.98%	5.24%	4.18%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	4.09	4.28	3.84
FTSE Three-Month U.S. Treasury Bill Index	1.02	1.65	1.15

CPI
Consumer Price Index	1.37%	1.79%	1.81%

1

Advisor’s Report

For the 12 months ended September 30, 2020, Vanguard PRIMECAP CORE Fund returned 7.02%, trailing the 16.60% total return of the fund’s benchmark, the MSCI US Prime Market 750 Index. The fund’s return also trailed the 15.15% return of the Standard & Poor’s 500 Index, which serves as a proxy for the broad market in the attribution discussion that follows. Relative to the S&P 500 Index, unfavorable stock selection more than offset favorable sector allocation during the period.

Investment environment

The fiscal year ended September 30, 2020, was one for the record books. What started uneventfully enough, back when yield curves and trade wars dominated investor concerns, morphed into a time of unprecedented tumult as COVID-19 wreaked global havoc. The U.S. economy endured a “Great Pause” in March and April when local restrictions, designed to mitigate the pandemic’s toll, severely constrained activity and output.

The subsequent economic collapse established several record-setting declines, among them the fastest bear market descent (the S&P 500 Index ultimately lost 34% of its value in just 22 trading sessions), the most job losses (more than 20 million, easily outpacing the Great Depression’s 12 million mark), and the steepest GDP drop on record (–31.4% in the second quarter). Similar scenes, differing only in timing and magnitude, unfolded around the world, fracturing the once-integrated global economy.

The U.S. government, in tandem with foreign authorities, unleashed a torrent of stimulus and support in response. This monetary-fiscal onslaught featured open-ended assurances from the Federal Reserve to maintain low interest rates and staggering amounts of deficit spending. But reopening the economy proved fraught with difficulty, and the initial recovery stalled somewhat at levels well below pre-pandemic highs.

Equity indexes bounced aggressively starting in late March, ahead of the economy’s turn. The S&P 500 Index surpassed its previous high in less than six months, a record-short bear market dip, and peaked in early September, up more than 60% from its late-March low. But this impressive performance masked substantial dispersion within, reflecting the pandemic’s uniquely disruptive influence. Many companies battled for survival, while some technology-oriented businesses, seemingly ready-made for stay-at-home isolation, thrived. For the full fiscal year, the information technology (+47%), consumer discretionary (+29%), and health care (+20%) sectors fared best, while energy (–45%) and financials (–12%) followed crude oil prices and interest rates sharply lower.

2

Outlook for U.S. equities

Our view on U.S. equities is decidedly mixed. The post-recession economy has been heavily reliant on artificial and unsustainable measures, including an astounding $2 trillion federal deficit in the second quarter alone and the promise of further stimulus ahead. And, as noted, the market’s apparent strength, unusually concentrated in larger technology stocks, belies a broader fundamental struggle on metaphorical Main Street, creating an unusually bifurcated stock landscape. That said, U.S. Treasury yields hovered at historically depressed levels (0.7% for the 10-year Treasury yield at the end of the fiscal year), providing some support for the S&P 500 Index’s elevated valuation (20.5 times price/earnings valuation on 2021 estimated earnings).

We do see more fundamental reasons for optimism in select cases. No therapy or drug has provided a silver bullet against COVID-19 yet, but we still anticipate medical solutions to materialize. Multiple vaccine candidates are on the cusp of clinical outcomes, as are several antibody therapies. Meanwhile, many stocks continue to languish, left behind in this protracted socially distanced existence. Our original expectation of a fairly prompt snapback was misplaced, but we still expect the eventual “new normal” to more closely resemble its 2019 antecedent than the current state of apprehension and isolation. This should benefit a wide swath of struggling companies. A more fulsome recovery may also spur inflation and interest rates upward, which could finally and forcefully shift sentiment from high-multiple growth stocks to inexpensive value stocks.

Portfolio update

The portfolio maintained large overweight positions in health care and industrial stocks; these sectors represented 42% of average assets, compared with their 23% combined weighting in the S&P 500 Index. The portfolio was equally weighted in information technology (25% of average assets, equivalent to the S&P 500 Index), a cutback from the fund’s historic overweight position and partially a function of fund underperformance. The portfolio was slightly overweighted in consumer discretionary (11% of average assets versus 10% for the S&P 500), modestly underweighted in financials (9% versus 11%), and underweighted in communication services (6% versus 11%). The fund maintained limited exposure to consumer staples, energy, materials, real estate, and utilities.

Sector allocation boosted relative results. The fund’s favorable sector exposures included its overweight position in health care and underweights in energy, financials, real estate (–7% index return each), utilities (–5%), and consumer staples (+3%). This collective tailwind more than offset the fund’s overweight in industrials (+1%).

3

Stock selection was broadly unfavorable, with particular weakness in information technology, industrials, consumer discretionary, and financials. In information technology, the fund outperformed the market (+22% sector return) but badly lagged the benchmark (+47%) on insufficient exposure to Apple (+109%). Apple alone contributed more than 300 basis points of underperformance.

Within industrials, the fund’s significant airlines ownership suffered as travel collapsed, with United (–61%), American (–54%), Delta (–46%), and Southwest (–30%) weighing heavily on results. Airbus (–44%) also felt the effect of a worldwide travel hiatus. FedEx (+76%), following a difficult stretch for the company, and Siemens (+35%) provided a partial offset. In consumer discretionary, limited exposure to Amazon (+81%) proved costly, as did overweights in cruise lines (Carnival –64%, Royal Caribbean –39%), which suffered as “ground zero” COVID-19 stocks. In financials, Wells Fargo (–51%) and Discover Financial Services (–27%) were the primary detractors.

As of September 30, 2020, the fund’s top 10 holdings represented 32% of assets.

Advisor perspectives

Perhaps the single most noteworthy feature of today’s equity market is an element of inequity: the sheer relative size of so-called Big Tech. Just four technology stocks— Apple, Microsoft, Amazon, and Google— make up more than 20 percent of the S&P 500 Index. Their combined capitalization (approximately $6 trillion) is roughly equivalent to the bottom 350 constituents of the index or to the Japan Exchange Group, the largest equity market outside the United States. The four stocks’ combined performance has strong-armed the S&P 500 Index to record highs; indeed, in a reflection of broader-based challenges, the S&P 500 Equal Weight Index has not yet approached its pre-COVID peak. History suggests that this concentrated technology frenzy warrants caution. In March 2000—a notoriously exuberant technology market—the four biggest stocks were “just” 16% of the market, and only three were technology stocks; with 2020’s hindsight, we know that story ended poorly for many.

But maybe this time is different, a prospect with which we wrestle daily; after all, Microsoft has defied doubters and maintained its lofty perch in the Big Four. In aggregate, valuations for these heavyweights are high but not irrationally so; their competitive moats seem to deepen with time, a function of their aggressive reinvestment strategy; and technology’s coronation feels less speculative and less premature this time around.

And yet the fund’s exposure to these four companies stood at just 8% at the end of the fiscal year, less than half that of

4

the index, with Microsoft and Google representing the bulk of our ownership. The fund’s underweight positions in Apple and Amazon have created a massive multiyear performance headwind. We acknowledge these two errors of omission, but we remain cautious. Size invites competition, disruption, and regulation. These high-priced titans must be more than impressive to justify their valuations—they must be near-flawless in handling internal and external threats, known and unknown. Our bias is to search elsewhere.

Health care also features prominently in the news and in our portfolio. The pandemic reinforces the incalculable value embedded in existing drugs, therapies, and devices, which facilitate our ongoing fight against disease and death—and which have presumably helped reduce COVID-19’s infection fatality ratio. But the pandemic also highlights how much value remains to be created with future breakthroughs, both in the COVID-19 realm and beyond. The health care sector has unsurprisingly fared well, and consensus estimates project market-leading revenue (+8%) and earnings (+5%) growth in a calendar year more commonly scarred with steep declines. But this is not chiefly a pandemic-fueled surge, and growth should persist indefinitely. Despite ongoing political concerns in a tense election year, we are optimistic that our companies will continue to develop life-saving innovations and that they will be rewarded by the marketplace.

Finally, much ink has been spilled in past letters defending our outsized airlines ownership. We viewed them as secular growers, operating in a vastly improved industry structure, and trading of late at less than half of the market’s valuation. Whatever the merits, our investment thesis—and our performance—was dealt a dramatic blow by COVID-19, forcing a structural reset in both our holdings and our thinking. We continue to own these companies, albeit more selectively and with overall lower exposure, ahead of travel’s eventual revival.

Conclusion

We still believe that some resemblance of normalcy will prevail. Several pandemic-driven structural changes will likely persist, including a more flexible workforce, the fast-forwarding of digital transitions, and certain business travel indefinitely lost to Zoom. But if and when life does normalize, we expect the market’s winners to be drawn primarily from its pool of COVID-19 losers. Our portfolio is positioned accordingly, focused on stocks whose long-term potential deviates meaningfully from today’s dislocated share prices.

PRIMECAP Management Company

October 16, 2020

5

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•   Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

•   Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

6

Six Months Ended September 30, 2020

	Beginning	Ending	Expenses
PRIMECAP Core Fund	Account Value	Account Value	Paid During
	3/31/2020	9/30/2020	Period
Based on Actual Fund Return	$1,000.00	$1,260.71	$2.60
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.70	2.33

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.46%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/366).

7

PRIMECAP Core Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2010, Through September 30, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2020
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
PRIMECAP Core Fund	7.02%	12.48%	13.21%	$34,585
MSCI US Prime Market 750 Index	16.60	14.31	13.87	36,663
Dow Jones U.S. Total Stock Market Float Adjusted Index	14.77	13.60	13.43	35,263

See Financial Highlights for dividend and capital gains information.

8

PRIMECAP Core Fund

Fund Allocation

As of September 30, 2020

Communication Services	6.3%
Consumer Discretionary	11.6
Consumer Staples	0.3
Energy	1.1
Financials	7.9
Health Care	28.2
Industrials	16.6
Information Technology	26.8
Materials	1.2
Real Estate	0.0

The table reflects the fund's investments, except for short term investments. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the Other category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

9

PRIMECAP Core Fund

Financial Statements

Schedule of Investments

As of September 30, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (96.8%)
Communication Services (6.1%)
*	Alphabet Inc. Class A	118,500	173,674
*	Alphabet Inc. Class C	95,337	140,107
*	T-Mobile US Inc.	722,737	82,652
	Walt Disney Co.	433,435	53,781
	Activision Blizzard Inc.	624,800	50,577
*	Charter Communications Inc. Class A	43,720	27,296
*	Facebook Inc. Class A	102,400	26,819
*	Electronic Arts Inc.	149,000	19,431
	Comcast Corp. Class A	313,833	14,518
*	Altice USA Inc. Class A	109,400	2,844
	Entercom Communications Corp. Class A	1,200,000	1,932
			593,631
Consumer Discretionary (11.2%)
	Sony Corp. ADR	2,085,900	160,093
	Whirlpool Corp.	867,214	159,472
*	CarMax Inc.	1,514,080	139,159
	TJX Cos. Inc.	1,736,100	96,614
*	Alibaba Group Holding Ltd. ADR	326,600	96,014
	Ross Stores Inc.	1,009,250	94,183
*	Mattel Inc.	6,443,771	75,392
*	Amazon.com Inc.	12,150	38,257
*	Tesla Inc.	84,100	36,080
	L Brands Inc.	1,035,600	32,942
	Newell Brands Inc.	1,800,000	30,888
	Royal Caribbean Cruises Ltd.	442,650	28,653
^	Carnival Corp.	1,513,400	22,973
	Marriott International Inc. Class A	200,490	18,561
	VF Corp.	258,300	18,146
*	Capri Holdings Ltd.	490,000	8,820
*	Burlington Stores Inc.	39,000	8,037
	Restaurant Brands International Inc.	126,200	7,258
*	Dollar Tree Inc.	61,000	5,572
*	Norwegian Cruise Line Holdings Ltd.	257,600	4,408
	McDonald’s Corp.	13,100	2,875
	MGM Resorts International	95,000	2,066
*	AutoZone Inc.	455	536
	Las Vegas Sands Corp.	8,400	392
			1,087,391
Consumer Staples (0.3%)
	Tyson Foods Inc. Class A	228,500	13,591
	Altria Group Inc.	193,024	7,458
*	BJ’s Wholesale Club Holdings Inc.	139,800	5,809
	Mowi ASA	70,400	1,253
			28,111
Energy (1.1%)
	Pioneer Natural
	Resources Co.	612,623	52,679
	Cabot Oil & Gas Corp.	1,112,850	19,319
	EOG Resources Inc.	371,221	13,342
*	Southwestern Energy Co.	2,250,000	5,288
	Noble Energy Inc.	490,000	4,190
	Cameco Corp.	258,100	2,607
	TechnipFMC plc	188,100	1,187
	Hess Corp.	25,000	1,023
^,*	Transocean Ltd.	1,254,700	1,012
	Schlumberger Ltd.	7,100	110
			100,757
Financials (7.6%)
	JPMorgan Chase & Co.	2,401,066	231,150
	Wells Fargo & Co.	3,758,670	88,366
	Northern Trust Corp.	1,032,650	80,516
	Charles Schwab Corp.	2,133,734	77,305
	Discover Financial Services	1,044,681	60,362

10

PRIMECAP Core Fund

			Market
			Value•
		Shares	($000)
	Raymond James Financial Inc.	792,500	57,662
	Bank of America Corp.	2,342,459	56,430
	Marsh & McLennan Cos. Inc.	373,912	42,888
	US Bancorp	738,300	26,468
	Progressive Corp.	173,000	16,378
	CME Group Inc.	3,250	544
			738,069
Health Care (27.3%)
	Eli Lilly and Co.	2,764,772	409,242
	Amgen Inc.	1,527,150	388,140
	AstraZeneca plc ADR	6,057,600	331,956
*	Biogen Inc.	1,036,587	294,059
	Thermo Fisher Scientific Inc.	460,100	203,143
	Novartis AG ADR	2,010,300	174,816
*	Elanco Animal Health Inc.	4,627,261	129,239
*	Boston Scientific Corp.	3,034,500	115,948
	Bristol-Myers Squibb Co.	1,809,040	109,067
	Roche Holding AG	273,823	93,796
	Abbott Laboratories	449,700	48,941
[1]	Siemens Healthineers AG	1,087,059	48,797
	Zimmer Biomet Holdings Inc.	344,630	46,918
	CVS Health Corp.	777,220	45,390
*	Illumina Inc.	119,470	36,926
	Agilent Technologies Inc.	318,900	32,190
	Merck & Co. Inc.	347,700	28,842
*	LivaNova plc	565,570	25,569
	Sanofi ADR	453,500	22,752
*	Alcon Inc.	375,380	21,378
*	BioMarin Pharmaceutical Inc.	192,670	14,658
	Stryker Corp.	48,100	10,023
*	IQVIA Holdings Inc.	40,325	6,356
	Medtronic plc	60,000	6,235
	Cerner Corp.	10,000	723
	UnitedHealth Group Inc.	1,088	339
			2,645,443
Industrials (16.1%)
	Southwest Airlines Co.	7,908,525	296,570
	Siemens AG	1,850,077	233,646
	FedEx Corp.	826,700	207,932
*	Aecom	2,821,000	118,031
	United Parcel Service Inc. Class B	649,300	108,193
	Jacobs Engineering Group Inc.	1,013,755	94,046
*	Airbus SE	855,914	62,076
	Caterpillar Inc.	392,140	58,488
*	United Airlines Holdings Inc.	1,558,000	54,140
	TransDigm Group Inc.	85,150	40,456
	Delta Air Lines Inc.	1,255,800	38,402
	Union Pacific Corp.	194,900	38,370
^	American Airlines Group Inc.	2,522,800	31,005
	General Dynamics Corp.	206,870	28,637
*	Seimens Energy AG Rights	920,843	24,832
	Textron Inc.	664,000	23,964
	AMETEK Inc.	145,090	14,422
	IDEX Corp.	74,000	13,498
	Deere & Co.	57,810	12,812
	Carrier Global Corp.	344,000	10,506
	Raytheon Technologies Corp.	182,000	10,472
	CSX Corp.	134,800	10,470
	Otis Worldwide Corp.	100,000	6,242
	Rockwell Automation Inc.	26,500	5,848
	L3Harris Technologies Inc.	34,000	5,775
	Pentair plc	96,500	4,417
	Boeing Co.	12,850	2,124
			1,555,374
Information Technology (25.9%)
	Microsoft Corp.	1,550,200	326,054
	Texas Instruments Inc.	2,194,100	313,295
	KLA Corp.	996,690	193,099
	QUALCOMM Inc.	1,396,580	164,349
	Intel Corp.	2,679,400	138,739
	Telefonaktiebolaget LM Ericsson ADR	11,791,800	128,413
*	Adobe Inc.	219,900	107,845
*	Flex Ltd.	9,627,430	107,250
	ASML Holding NV	245,575	90,683
*	Micron Technology Inc.	1,848,200	86,791
	NetApp Inc.	1,950,200	85,497
	Applied Materials Inc.	1,385,600	82,374
	Intuit Inc.	236,650	77,198
	Hewlett Packard Enterprise Co.	7,405,467	69,389
	HP Inc.	3,559,823	67,601
*	PayPal Holdings Inc.	323,300	63,700
	Analog Devices Inc.	490,000	57,203
	Visa Inc. Class A	265,100	53,012
	Cisco Systems Inc.	1,185,400	46,693
	Apple Inc.	397,000	45,977
	NVIDIA Corp.	75,000	40,591
	Oracle Corp.	641,000	38,268
	Corning Inc.	1,110,700	35,998

11

PRIMECAP Core Fund

			Market
			Value•
		Shares	($000)
*	Keysight Technologies Inc.	351,700	34,741
	Teradyne Inc.	152,000	12,078
	Mastercard Inc. Class A	29,000	9,807
	Perspecta Inc.	397,076	7,723
*	BlackBerry Ltd.	1,428,500	6,557
	Science Applications International Corp.	80,000	6,274
	Western Digital Corp.	162,820	5,951
	DXC Technology Co.	174,400	3,113
*	Nokia Oyj ADR	755,000	2,952
*	Ciena Corp.	12,000	476
			2,509,691
Materials (1.2%)
	Albemarle Corp.	682,265	60,913
	DuPont de Nemours Inc.	371,333	20,601
	Dow Inc.	415,633	19,555
	Corteva Inc.	361,600	10,418
	Greif Inc. Class B	33,000	1,303
			112,790
Real Estate (0.0%)
	Alexandria Real Estate Equities Inc.	5,100	816
	American Homes 4 Rent Class A	6,700	191
			1,007
Total Common Stocks
(Cost $4,810,640)			9,372,264

Temporary Cash Investment (3.7%)
Money Market Fund (3.7%)
2,3 Vanguard Market Liquidity Fund, 0.117%
(Cost $354,411)	3,545,120	354,512
Total Investments (100.5%)
(Cost $5,165,051)		9,726,776
Other Assets and Liabilities—Net (-0.5%)		(45,427)
Net Assets (100%)		9,681,349

Cost is in $000.

•	See Note A in Notes to Financial Statements.

^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $25,118,000.
*	Non-income-producing security.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, the value of this security represented 0.5% of net assets.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3	Collateral of $26,658,000 was received for securities on loan. ADR—American Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.

12

PRIMECAP Core Fund

Statement of Assets and Liabilities

As of September 30, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $4,810,640)	9,372,264
Affiliated Issuers (Cost $354,411)	354,512
Total Investments in Securities	9,726,776
Investment in Vanguard	413
Receivables for Investment Securities Sold	2,794
Receivables for Accrued Income	10,111
Receivables for Capital Shares Issued	244
Total Assets	9,740,338
Liabilities
Payables for Investment Securities Purchased	21,593
Collateral for Securities on Loan	26,658
Payables to Investment Advisor	7,479
Payables for Capital Shares Redeemed	2,508
Payables to Vanguard	751
Total Liabilities	58,989
Net Assets	9,681,349

At September 30, 2020, net assets consisted of:

Paid-in Capital	4,451,751
Total Distributable Earnings (Loss)	5,229,598
Net Assets	9,681,349

Net Assets
Applicable to 357,538,422 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	9,681,349
Net Asset Value Per Share	$27.08

See accompanying Notes, which are an integral part of the Financial Statements.

13

PRIMECAP Core Fund

Statement of Operations

Year Ended
September 30, 2020
($000)
Investment Income
Income
Dividends[1]	195,351
Interest[2]	4,478
Securities Lending—Net	1,120
Total Income	200,949
Expenses
Investment Advisory Fees—Note B	31,040
The Vanguard Group—Note C
Management and Administrative	14,180
Marketing and Distribution	874
Custodian Fees	83
Auditing Fees	29
Shareholders’ Reports	62
Trustees’ Fees and Expenses	13
Total Expenses	46,281
Net Investment Income	154,668
Realized Net Gain (Loss)
Investment Securities Sold[2]	648,984
Foreign Currencies	43
Realized Net Gain (Loss)	649,027
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(179,201)
Foreign Currencies	266
Change in Unrealized Appreciation (Depreciation)	(178,935)
Net Increase (Decrease) in Net Assets Resulting from Operations	624,760

1	Dividends are net of foreign withholding taxes of $3,675,000.
2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $4,478,000, ($120,000), and $59,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

14

PRIMECAP Core Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	154,668	157,480
Realized Net Gain (Loss)	649,027	716,557
Change in Unrealized Appreciation (Depreciation)	(178,935)	(1,042,363)
Net Increase (Decrease) in Net Assets Resulting from Operations	624,760	(168,326)
Distributions[1]
Total Distributions	(761,125)	(852,510)
Capital Share Transactions
Issued	546,293	571,211
Issued in Lieu of Cash Distributions	633,199	721,782
Redeemed	(2,016,777)	(1,271,203)
Net Increase (Decrease) from Capital Share Transactions	(837,285)	21,790
Total Increase (Decrease)	(973,650)	(999,046)
Net Assets
Beginning of Period	10,654,999	11,654,045
End of Period	9,681,349	10,654,999

1 Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

15

PRIMECAP Core Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$27.08	$29.92	$26.33	$22.55	$20.26
Investment Operations
Net Investment Income	.398[1]	.391[1]	.314[1]	.304[1]	.275
Net Realized and Unrealized Gain (Loss) on Investments	1.553	(1.020)	4.379	4.701	3.047
Total from Investment Operations	1.951	(.629)	4.693	5.005	3.322
Distributions
Dividends from Net Investment Income	(.388)	(.322)	(.287)	(.278)	(.243)
Distributions from Realized Capital Gains	(1.563)	(1.889)	(.816)	(.947)	(.789)
Total Distributions	(1.951)	(2.211)	(1.103)	(1.225)	(1.032)
Net Asset Value, End of Period	$27.08	$27.08	$29.92	$26.33	$22.55

Total Return[2]	7.02%	-1.06%	18.27%	23.13%	16.78%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,681	$10,655	$11,654	$10,224	$8,420
Ratio of Total Expenses to Average Net Assets	0.46%	0.46%	0.46%	0.46%	0.46%
Ratio of Net Investment Income to Average Net Assets	1.52%	1.48%	1.13%	1.27%	1.31%
Portfolio Turnover Rate	8%	7%	9%	9%	11%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

16

PRIMECAP Core Fund

Notes to Financial Statements

Vanguard PRIMECAP Core Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering

17

PRIMECAP Core Fund

into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended September 30, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

18

PRIMECAP Core Fund

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended September 30, 2020, the investment advisory fee represented an effective annual rate of 0.31% of the fund’s average net assets.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2020, the fund had contributed to Vanguard capital in the amount of $413,000, representing less than 0.01% of the fund’s net assets and 0.17% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.

The following table summarizes the market value of the fund’s investments as of September 30, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
	($000)	($000)	($000)	($000)
Investments
Assets
Common Stocks	8,907,865	464,399	—	9,372,264
Temporary Cash Investments	354,512	—	—	354,512
Total	9,262,377	464,399	—	9,726,776

19

PRIMECAP Core Fund

E. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. T hese reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions and distributions in connection with fund share redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	70,106
Total Distributable Earnings (Loss)	(70,106)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	105,819
Undistributed Long-Term Gains	561,840
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	4,561,939

The tax character of distributions paid was as follows:

	Year Ended September 30,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	177,564	132,432
Long-Term Capital Gains	583,561	720,078
Total	761,125	852,510

* Includes short-term capital gains, if any.

As of September 30, 2020, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	5,165,051
Gross Unrealized Appreciation	5,089,911
Gross Unrealized Depreciation	(528,186)
Net Unrealized Appreciation (Depreciation)	4,561,725

20

PRIMECAP Core Fund

F. During the year ended September 30, 2020, the fund purchased $731,231,000 of investment securities and sold $2,015,717,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended September 30,
	2020	2019
	Amount	Amount
	($000)	($000)
Issued	21,308	22,077
Issued in Lieu of Cash Distributions	22,793	30,429
Redeemed	(80,073)	(48,482)
Net Increase (Decrease) in Shares Outstanding	(35,972)	4,024

H. Management has determined that no events or transactions occurred subsequent to September 30, 2020, that would require recognition or disclosure in these financial statements.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Fenway Funds and Shareholders of Vanguard PRIMECAP Core Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard PRIMECAP Core Fund (one of the funds constituting Vanguard Fenway Funds, referred to hereafter as the “Fund”) as of September 30, 2020, the related statement of operations for the year ended September 30, 2020, the statement of changes in net assets for each of the two years in the period ended September 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2020 and the financial highlights for each of the five years in the period ended September 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 17, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

22

Special 2020 tax information (unaudited) for Vanguard PRIMECAP Core Fund

This information for the fiscal year ended September 30, 2020, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed 640,480,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed 177,564,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 92.4% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

23

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 213 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018– present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory

1	Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020–present), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of the individual life and disability division of Guardian Life. Member of the board of the American Council of Life Insurers and the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

John Galloway

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	James M. Norris
Mortimer J. Buckley	Thomas M. Rampulla
Gregory Davis	Karin A. Risi
John James	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac	Lauren Valente

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2020, Bloomberg. All rights reserved.

© 2020 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q12200 112020

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)       Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended September 30, 2020: $53,000
Fiscal Year Ended September 30, 2019: $56,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2020: $10,761,407
Fiscal Year Ended September 30, 2019: $9,568,215

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)       Audit-Related Fees.

Fiscal Year Ended September 30, 2020: $2,915,863
Fiscal Year Ended September 30, 2019: $3,012,031

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)       Tax Fees.

Fiscal Year Ended September 30, 2020: $247,168
Fiscal Year Ended September 30, 2019: $357,238

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)       All Other Fees.

Fiscal Year Ended September 30, 2020: $115,000
Fiscal Year Ended September 30, 2019: $0

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)        (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)        For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)       Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2020: $362,168
Fiscal Year Ended September 30, 2019: $357,238

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)       For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in the Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)	Code of Ethics.
(b)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FENWAY FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date:   November 17, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FENWAY FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date:   November 17, 2020

VANGUARD FENWAY FUNDS

BY:	/s/ JOHN BENDL*
JOHN BENDL
CHIEF FINANCIAL OFFICER

Date: November 17, 2020

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on October 23, 2020 (see File Number 2-52698), Incorporated by Reference.